BARON

FUNDS®

Baron Opportunity Fund

Supplement dated August 26, 2015 to

Summary Prospectus dated January 28, 2015

Effective August 27, 2015, Baron Opportunity Fund (the “Fund”) will be temporarily co-managed by Alex Umansky, portfolio manager of Baron Fifth Avenue Growth Fund and Baron Global Advantage Fund, and Neal Rosenberg and Ashim Mehra, senior research analysts on the Fund, while Michael Lippert, the Fund’s portfolio manager, recovers from a bicycle accident.

This information supplements the Summary Prospectus dated January 28, 2015. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.